SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein



Date:  October 26, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     109,713,000.00    90,984,450.99     5,073,226.22       606,563.01    5,679,789.23     0.00       0.00       85,911,224.77
IA2         509,351.00       493,813.99           533.94             0.00          533.94     0.00       0.00          493,280.05
IIA1     51,424,000.00    34,752,977.73     3,597,679.15        90,104.33    3,687,783.48     0.00       0.00       31,155,298.58
IIA4        958,956.00       625,042.93        25,117.03             0.00       25,117.03     0.00       0.00          599,925.90
IIIA1    46,757,000.00    34,442,795.21     2,920,588.16        92,170.36    3,012,758.52     0.00       0.00       31,522,207.05
IIIA4       437,202.00       332,808.97        24,648.83             0.00       24,648.83     0.00       0.00          308,160.14
IVA1    263,356,000.00   239,887,074.37     6,569,575.98     1,283,674.08    7,853,250.06     0.00       0.00      233,317,498.39
B1I       4,158,000.00     4,147,718.83         2,629.67        24,195.03       26,824.70     0.00       0.00        4,145,089.16
B2I       1,202,000.00     1,199,027.90           760.19         7,993.52        8,753.71     0.00       0.00        1,198,267.71
B3I         655,000.00       653,380.43           414.25         4,355.87        4,770.12     0.00       0.00          652,966.18
B4I         545,000.00       543,652.42           344.68         3,624.35        3,969.03     0.00       0.00          543,307.74
B5I         218,000.00       217,460.98           137.87         1,449.74        1,587.61     0.00       0.00          217,323.11
B6I         337,609.00       336,792.10           195.46         2,245.28        2,440.74     0.00       0.00          336,596.64
B1II      3,402,000.00     3,397,688.01         1,112.85        19,030.99       20,143.84     0.00       0.00        3,396,575.16
B2II      1,361,000.00     1,359,205.03           463.25         7,613.12        8,076.37     0.00       0.00        1,358,741.78
B3II      1,361,000.00     1,359,274.95           445.20         7,613.52        8,058.72     0.00       0.00        1,358,829.75
B4II      1,361,000.00     1,359,274.95           445.20         7,613.52        8,058.72     0.00       0.00        1,358,829.75
B5II        680,000.00       679,138.11           222.44         3,803.96        4,026.40     0.00       0.00          678,915.67
B6II        682,209.00       681,396.32           223.18         3,816.61        4,039.79     0.00       0.00          681,173.14
R1              100.00             0.00             0.00             0.00            0.00     0.00       0.00                0.00
R2              100.00             0.00             0.00             0.00            0.00     0.00       0.00                0.00
IIA2      1,000,000.00       675,812.42        69,961.09         1,752.18       71,713.27     0.00       0.00          605,851.33
IIIA2     1,000,000.00       736,633.99        62,463.12         1,971.26       64,434.38     0.00       0.00          674,170.87
TOTALS  491,118,527.00   418,865,420.63    18,351,187.76     2,169,590.73   20,520,778.49     0.00       0.00      400,514,232.87

IA3       8,249,113.00     6,674,025.06             0.00        44,493.50       44,493.50     0.00       0.00        6,221,276.42
IIA3     52,424,000.00    35,428,790.15             0.00       144,335.41      144,335.41     0.00       0.00       31,761,149.91
IIA5      1,449,756.00       939,746.01             0.00         6,264.97        6,264.97     0.00       0.00          802,481.28
IIIA3    47,757,000.00    35,179,429.20             0.00       140,387.91      140,387.91     0.00       0.00       32,196,377.92
IIIA5     1,777,463.00     1,313,559.35             0.00         8,757.06        8,757.06     0.00       0.00        1,186,781.47
IVA2    263,356,000.00   239,887,074.37             0.00        59,971.77       59,971.77     0.00       0.00      233,317,498.39
B1IX      4,158,000.00     4,147,718.83             0.00         3,456.43        3,456.43     0.00       0.00        4,145,089.16
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358RBS5      829.29507889   46.24088504    5.52863389    51.76951893       783.05419385      IA1           8.000000 %
IA2     86358RBT3      969.49645726    1.04827516    0.00000000     1.04827516       968.44818210      IA2           0.000000 %
IIA1    86358RBV8      675.81241696   69.96109112    1.75218439    71.71327551       605.85132584      IIA1          3.111250 %
IIA4    86358RBX4      651.79521271   26.19205678    0.00000000    26.19205678       625.60315593      IIA4          0.000000 %
IIIA1   86358RBZ9      736.63398443   62.46312124    1.97126334    64.43438458       674.17086319      IIIA1         3.211250 %
IIIA4   86358RCB1      761.22471992   56.37858473    0.00000000    56.37858473       704.84613520      IIIA4         0.000000 %
IVA1    86358RCD7      910.88516825   24.94560967    4.87429214    29.81990181       885.93955858      IVA1          6.421392 %
B1I     86358RCF2      997.52737614    0.63243627    5.81891053     6.45134680       996.89493987      B1I           7.000000 %
B2I     86358RCG0      997.52737105    0.63243760    6.65018303     7.28262063       996.89493344      B2I           8.000000 %
B3I     86358RCH8      997.52737405    0.63244275    6.65018321     7.28262595       996.89493130      B3I           8.000000 %
B4I     N/A            997.52737615    0.63244037    6.65018349     7.28262385       996.89493578      B4I           8.000000 %
B5I     N/A            997.52743119    0.63243119    6.65018349     7.28261468       996.89500000      B5I           8.000000 %
B6I     N/A            997.58033702    0.57895376    6.65053361     7.22948737       997.00138326      B6I           8.000000 %
B1II    86358RCJ4      998.73251323    0.32711640    5.59405938     5.92117578       998.40539683      B1II          6.721392 %
B2II    86358RCK1      998.68113887    0.34037472    5.59376929     5.93414401       998.34076414      B2II          6.721392 %
B3II    86358RCL9      998.73251286    0.32711242    5.59406319     5.92117561       998.40540044      B3II          6.721392 %
B4II    N/A            998.73251286    0.32711242    5.59406319     5.92117561       998.40540044      B4II          6.721392 %
B5II    N/A            998.73251471    0.32711765    5.59405882     5.92117647       998.40539706      B5II          6.721392 %
B6II    N/A            998.80875216    0.32714315    5.59448791     5.92163105       998.48160901      B6II          6.721392 %
R1      86358RCM7        0.00000000    0.00000000    0.00000000     0.00000000         0.00000000      R1            8.000000 %
R2      86358RCN5        0.00000000    0.00000000    0.00000000     0.00000000         0.00000000      R2            6.721392 %
IIA2    N/A            675.81242000   69.96109000    1.75218000    71.71327000       605.85133000      IIA2          3.111250 %
IIIA2   N/A            736.63399000   62.46312000    1.97126000    64.43438000       674.17087000      IIIA2         3.211250 %
TOTALS                 852.88051173   37.36610767    4.41765197    41.78375965       815.51440406

IA3     86358RBU0      809.05972072    0.00000000    5.39373142     5.39373142       754.17519678      IA3           8.000000 %
IIA3    86358RBW6      675.81241702    0.00000000    2.75323154     2.75323154       605.85132592      IIA3          4.888750 %
IIA5    86358RBY2      648.20977461    0.00000000    4.32139615     4.32139615       553.52851100      IIA5          8.000000 %
IIIA3   86358RCA3      736.63398455    0.00000000    2.93963000     2.93963000       674.17086333      IIIA3         4.788750 %
IIIA5   86358RCC9      739.00798498    0.00000000    4.92671859     4.92671859       667.68279846      IIIA5         8.000000 %
IVA2    86358RCE5      910.88516825    0.00000000    0.22772130     0.22772130       885.93955858      IVA2          0.300000 %
B1IX    86358RCX3      997.52737614    0.00000000    0.83127225     0.83127225       996.89493987      B1IX          1.000000 %
-----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


               Scheduled Principal Amounts                                                       189,658.23
                        Group 1 Scheduled Principal Amounts                                       60,842.53
                        Group 2 Scheduled Principal Amounts                                       23,914.16
                        Group 3 Scheduled Principal Amounts                                       23,462.45
                        Group 4 Scheduled Principal Amounts                                       81,439.09

               Unscheduled Principal Amounts                                                  18,161,529.53
                        Group 1 Unscheduled Principal Amounts                                  5,015,271.23
                        Group 2 Unscheduled Principal Amounts                                  3,669,972.18
                        Group 3 Unscheduled Principal Amounts                                  2,985,255.17
                        Group 4 Unscheduled Principal Amounts                                  6,491,030.95

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                      400,517,078.08
                       Group 1 Ending Principal Balance                                       90,095,133.98
                       Group 2 Ending Principal Balance                                       34,149,241.20
                       Group 3 Ending Principal Balance                                       34,119,258.35
                       Group 4 Ending Principal Balance                                      242,153,444.55

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    163,991.00

               Sub-Servicing Fees (includes Retained Interest)                                     5,047.97

               Trustee Fees                                                                        1,221.70


                                      -7-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
                1 Month                  14            1,791,484.80                  1.99 %
                2 Month                   1               72,341.88                  0.08 %
                3 Month                   3              199,594.25                  0.22 %
                Total                    18            2,063,420.93                  2.29 %

                Group 2
               Category              Number          Principal Balance            Percentage
                1 Month                  2              444,851.22                  1.30 %
                2 Month                  0                    0.00                  0.00 %
                3 Month                  0                    0.00                  0.00 %
                Total                    2                  444,851.22              1.30 %

                Group 3
               Category              Number          Principal Balance            Percentage
                1 Month                  3              446,871.00                  1.31 %
                2 Month                  1              227,818.50                  0.67 %
                3 Month                  0                    0.00                  0.00 %
                Total                    4              674,689.50                  1.98 %

                Group 4
               Category              Number          Principal Balance            Percentage
                1 Month                  2            1,112,899.95                  0.46 %
                2 Month                  0                    0.00                  0.00 %
                3 Month                  0                    0.00                  0.00 %
                 Total                   2            1,112,899.95                  0.46 %


               Group Totals
               Category              Number          Principal Balance            Percentage
                1 Month                  21            3,796,106.97                  0.95 %
                2 Month                   2              300,160.38                  0.07 %
                3 Month                   3              199,594.25                  0.05 %
                 Total                   26            4,295,861.60                  1.07 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                           1                104,441.03                 0.12 %

                       Group 2
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                           1                183,793.86                 0.54 %

                       Group 4
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                           2                288,234.89                 0.07 %





                                      -8-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -9-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfa
ll                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


